EEI Conference
November 5-8, 2006

Exhibit 99.1

PPL Corporation  (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa.  The Company’s diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations.  The strategy is carried out through four principal subsidiaries:
PPL EnergyPlus, which markets energy in key U. S. markets.
PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania,
Montana, Maine, Illinois, New York and Connecticut, with an additional 395 megawatts of planned upgrade projects.
PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.
PPL Global, which delivers electricity to 3.7 million customers in the United Kingdom and Latin America.
Security Ratings
                                                            Moody’s              S&P                 Fitch
PPL Corp.
  Corporate Credit Rating                    Baa2                   BBB                   None
PPL Capital Funding, Inc.
  Medium Term Notes                          Baa2                   BBB-                  BBB
PPL Electric Utilities Corp.
  First Mortgage Bonds
   Senior Secured Bonds                     A3                        A-                     A-
PPL Energy Supply
   Senior Unsecured Notes                  Baa2                   BBB                   BBB+
WPD Holdings Limited
  Senior Unsecured Debt                     Baa3                   BBB-                 BBB-
WPD Operating Cos.
   Senior Unsecured Debt                    Baa1                  BBB+                 BBB+
See a complete list of all PPL rated companies in the appendix
Contacts
Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com
Joseph P. Bergstein, Jr.
Financial Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com
www.pplweb.com
PPL Facts
i

Financial and Operating Information
($ in millions, except per share amounts)
Common Equity
Preferred Equity
Short-Term Debt
Long-Term Debt
     Total Capitalization
Total Assets
Operating Revenues
Reported Earnings Per Share – Diluted
Earnings Per Share From Ongoing Operations – Diluted
Market Price Per Share
Book Value Per Share
ROE – Reported
ROE – Earnings From Ongoing Operations
Common Shares Outstanding (thousands)
     End of Period
     Average – Diluted
Annualized Dividend Rate
Dividend Payout – Diluted, using annualized dividends
     Reported Earnings Per Share
     Earnings Per Share From Ongoing Operations
Electric Energy Sales – Domestic (millions of KWH)
     Retail Deliveries
     Retail Supply
     Wholesale Supply
          East
          West
Net System Capacity (thousands of KW)
Sept 2006
$5,090
301
43
   7,279
$12,713
$18,857
$6,670
$2.26
$2.28
$32.90
$13.34
18.60%
18.45%
381,506
385,955
$1.10
49%
48%
37,044
39,174
20,201
13,579
11,192
Sept 2005
$4,305
51
112
   6,766
$11,234
$17,763
$6,145
$1.75
$2.02
$32.33
$11.33
15.63%
17.91%
380,139
382,454
$0.92
53%
46%
36,974
38,991
22,239
12,403
11,822
                   (Unaudited)
             12 Months Ended
Note:  See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.
PPL Facts (cont.)

Cautionary Statements And Factors That May Affect Future Results …………………………....
Growing Shareowner Value ……………………………………………………………………………
Executing Current Growth Plan ……………………………………………………………………….
Optimize Energy Marketing ……………………………………………………………………………
Growing the Generation Portfolio ……………………………………………………………………..
PPL’s Generation Portfolio …………………………………………………………………………….
Growing the Generation Portfolio ……………………………………………………………………..
Growing Shareowner Value ……………………………………………………………………………
Scrubbers on Budget and on Schedule ………………………………………………………………
PPL Proposal to Transition to Competitive Electricity Markets …………………………………….
Key Drivers of Margin Growth …………………………………………………………………………
Cash Flow Forecast …………………………………………………………………………………….
Stronger Balance Sheet ……………………………………………………………………………….
Dividend Payout Ratio Greater than 50% after 2006 ……………………………………………….
11% Long-Term Growth Rate …………………………………………………………………………
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Table of Contents

Appendix
Market Prices ………………………………………………………………………………………………..….……
Current Hedge Positions – Electricity and Fuel …………………………………………………………………..
Increases in Generating Capacity …………………………………………………………….……………………
PPL Supply Business Overview ……………………………………………………………..……………………..
Proactive Coal Supply Management Supports Growth in Margins …………………………..…………………
Key Drivers/Challenges Through 2010 …………………………………………………………..………………..
Increasing Prices Under the POLR Contract ……………………………………………….…..…………………
New NorthWestern Contract Highlights ……………………………………………………………………………
Improving Cash from Operations ………………………………………………..……………..………..…………
Reconciliation of Cash from Operations to Free Cash Flow before Dividends ………………………………..
Reconciliation of GAAP Equity Ratios to Adjusted Equity Ratios …………………………..……………….…..
Capital Expenditures by Segment…………………………………………………………………………………..
Third Quarter Ongoing Earnings Overview …………………………………………………………………….….
Reconciliation of Third Quarter Reported Earnings and Earnings from Ongoing Operations (dollars) …….
Reconciliation of Third Quarter Reported Earnings and Earnings from Ongoing Operations (per share) …
Reconciliation of YTD Reported Earnings and Earnings from Ongoing Operations (dollars) ………………..
Reconciliation of YTD Reported Earnings and Earnings from Ongoing Operations (per share) …………….
Reconciliation of 12 Mos. Ending Reported Earnings and Earnings from Ongoing Operations (dollars) …..
Reconciliation of 12 Mos. Ending Reported Earnings and Earnings from Ongoing Operations (per share) ..
Reconciliation of PPL’s Reported Earnings and Earnings from Ongoing Operations …………………….…..
Credit Ratings …………………………………………………………………………………………….…………..
Credit Ratings (cont.) …………………………………………………………………………………………………
Forward-Looking Information Statement ………………………………………………………………….……….
Definitions of Financial Measures ……………………………………………………………………….………….
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19
A-20
A-21
A-22
A-23
A-24
Table of Contents (cont.)

1
Cautionary Statements And Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe
Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  Actual results
may differ materially from such forward-looking
statements.  A discussion of factors that could
cause actual results or events to vary is
contained in the Appendix to this presentation
and in the Company’s SEC filings.

To grow earnings and dividends to produce
superior shareowner returns
2
Growing Shareowner Value
■
Continued focus on execution of our current
growth plan
■
Extract additional value from our energy
marketing operations
■
Multi-faceted expansion of the generation
portfolio

Based on ongoing earnings and mid-point of forecast.
See appendix for reconciliation of reported earnings and earnings from ongoing operations.
3
Executing Current Growth Plan
■
2006  â 8% EPS growth over 2005
■
2007  â 4.5% EPS growth over 2006
■
2010  â 11% CAGR from 2005

4
Optimize Energy Marketing
■
   Expand marketing capabilities
■
   Active participant in energy and commodity
     markets
■
   Managing market, operational and financial
      risks

5
Growing the Generation Portfolio
■
Power uprates at our plants
■
Construct new plants
■
Acquire existing plants

PPL’s Generation Portfolio
Total Domestic Generation: 11,192 MW
Planned Generation Increases:      395 MW
  East                                     9,903 MW*
Nuclear Uprate  (2007-2010)       185
Hydro Expansion (2011)             125
Coal Uprate (2006-2009)               53
Coal                                             3,454*
Nuclear                                       2,120
Oil                                                1,722
Gas                                              1,524
Hydro                                             337
CTs                                                451
QFs                                                295
Coal                                              687
Hydro                                           602
   West                                 1,289 MW
Coal Uprate (2006-2008)              20
Hydro Uprate (2007)                     12
*Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by
 September 2007 and 60 MW expected lost due to increased plant usage during scrubber operation.
6

7
Growing the Generation Portfolio
■
Power uprates at our plants
■
Construct new plants
■
Acquire existing plants

To grow earnings and dividends to produce
superior shareowner returns
8
Growing Shareowner Value
■
Continued focus on execution of our current
growth plan
■
Extract additional value from our energy
marketing operations
■
Multi-faceted expansion of the generation
portfolio

In-Service Dates
Montour 1                     March 2008
Montour 2                     May 2008
Brunner Island 3           Q4-08
Brunner Island 1 & 2     Q2-09
9
Scrubbers on Budget and on Schedule

10
PPL Proposal to Transition to
Competitive Electricity Markets
■
Conduct procurements for 2010 POLR supply in March
and September of 2007, 2008 and 2009
■
Reduces the risk of customer exposure to price spikes
in wholesale markets
■
PUC approval would remove risk for PPL Electric Utilities by ensuring a pre-approved process is in place to reflect market prices in customer rates
■
PUC action expected in the first quarter of 2007

Remarketing of POLR supply
Plant uprates and availability
New wholesale contracts
POLR increases
2005 Base
$3,000
$2,500
$2,000
$1,500
$1,000
$1,488
$1,734
$1,818
$1,845
$1,984
$2,748
2005A
2006
2007
2008
2009
2010

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Supply Margins
(Millions)
11
Key Drivers of Margin Growth

$1,000
$800
$600
$400
$200
$0
-$200
2005A
2006
2007
2008
2009
2010
Free cash flow before dividends

Millions
Note:  See Appendix for the reconciliation of cash flow measures.
12
Cash Flow Forecast

60
50
40
30
20
10
0
39%
54%
43%
55%
43%
55%
46%
56%
9/30/2005
9/30/2006
12/31/2006
12/31/2010
GAAP Equity Ratio to Total Capitalization Ratio
Adjusted Equity Ratio to Total Capitalization Ratio

Equity %
Note:  See Appendix for the reconciliation of GAAP equity to adjusted equity.  Does not reflect any adjustment to reflect the impact of SFAS 158.
13
Stronger Balance Sheet

Payout > 50%
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.82
$0.92
$1.00
$1.10
2004
April 2005
October 2005
April 2006
2007

$/share
Annualized
Dividend Payout Ratio Greater than 50% after 2006
14

$4.00
$3.00
$2.00
$1.00
$0.00
11% CAGR
$2.08
$2.25
$2.35
$3.50
2005A***
2006***
2007
2010

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 *   Midpoint of $2.20 to $2.30 ongoing earnings forecast.
**   Midpoint of $2.30 to $2.40 earnings forecast.
*** Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
*
**
Forecast
15
11% Long-Term Growth Rate

Appendix

Actual	Forward [1]		
	2005	2006 Oct-Dec	2007	2010
EAST				
PJM				
On-Peak	$77	$50	$71	$67
Off-Peak	$42	$39	$46	$46
ATC [2]	$58	$44	$58	$56
WEST				
Mid-Columbia				
On-Peak	$63	$49	$60	$62
Off-Peak	$54	$42	$48	$50
ATC [2]	$59	$46	$55	$57
GAS				
NYMEX Price [3]	$8.62	$5.72	$7.67	$7.56

(1) Market prices based on the average of broker quotes as of 9/30/2006.
(2) 24-hour average.
(3) NYMEX forward gas price on 9/30/2006.
Market Prices

2006	2007	2008	2009
Electricity Sales				
East	96%	85%	85%	86%
West	100%	100%	100%	75%
Total	**97%**	**87%**	**87%**	**84%**
Coal				
East	100%	96%	72%	62%
West	100%	100%	100%	78%
Total	**100%**	**98%**	**80%**	**66%**

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A-2

Current Hedge Positions - Electricity and Fuel

Completed or Proposed MW & In-Service Dates

	MW	
Brunner Island 3 Turbine	16	2006
Brunner Island 1 Turbine	10	2007
Brunner Island 2 Turbine	11	2009
Montour Turbine	16	2008
Susquehanna	45	2007
Susquehanna	45	2008
Susquehanna	45	2009
Susquehanna	50	2010
Colstrip 1-4	20	2006-2008
Kerr	12	2007
Holtwood	125	2011
Total	**395**	

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Increases in Generating Capacity

Coal
39%
Gas/Oil
32%
Nuclear
18%
Hydro
8%
QFs
3%
Coal
56%
Gas/Oil
5%
Nuclear
31%
Hydro
8%
■
In 2006, 95% of our owned generation output
is expected to be produced at a fuel cost of
approximately $16/MWh or less.
PPL Supply Business Overview
Installed Capacity MW
Production GWh

Projected 2007 Coal Supply
Central
Appalachia
Southwest PA
Central PA
Powder
River
Basin
Montana
Mine-mouth
 Proactive Coal Supply Management
Supports Growth in Margins
21%
41%
12%
20%
6%
■
Supply region diversity
■
Fleet trains (1600 cars)
■
Average delivered costs
■
4%-5% annual increase 2006 to 2010

Key Drivers/Challenges Through 2010
■
Increased prices for POLR sales
■
Expiration of supply contracts remarketed at current forward prices
■
Power plant uprates
■
Net benefits from the installation of scrubbers at the Montour and
Brunner Island coal-fired power plants
■
Increased fuel and O&M costs
■
Loss of synfuel tax credits and increased replacement coal costs
■
Cost of compliance with evolving environmental regulation

60
50
40
30
20
10
0
$/MWh
$42.30
$42.70
$43.30
$44.10
$47.80
$48.40
$49.10
$50.20
2002
2003
2004
2005
2006
2007
2008
2009

Increasing Prices Under the POLR Contract

New NorthWestern Contract Highlights
■
FERC reaffirmed PPL Montana’s market-based rate
authority
■
PPL Montana signed long-term electricity supply deal
with NorthWestern Energy
            Period                   On-Peak Supply             Off-Peak Supply
    7/1/2007-6/30/2010              325 MW                           175 MW
    7/1/2010-6/30/2012              275 MW                           150 MW
    7/1/2012-6/30/2014              200 MW                           125 MW
■
Price of supply starts at $44.95/mwh and increases to
$52.95/mwh by end of seven-year agreement

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
2005A
2006
2007
2008
2009
2010
Cash from operations related to transition bond maturities
Cash from operations available to meet corporate cash needs

Millions
Note:  See Appendix for the reconciliation of cash flow measures.

Improving Cash from Operations

2005A	2006	2007	2008	2009	2010
Cash from Operations	$1,388	$1,525	$1,657	$1,712	$1,628	$1,904
Increase/(Decrease) in cash due to:						
Transition Bond Repayment	(272)	(287)	(300)	(305)	-	-
Capital Expenditures	(811)	(1,364)	(1,551)	(1,242)	(1,134)	(1,149)
Other Investing Activities-net	32	35	80	27	27	(12)
Free Cash Flow before Dividends	$337	($91)	($114)	$192	$521	$743

(millions of dollars)

Reconciliation of Cash from Operations
to Free Cash Flows before Dividends

Actual 9/30/05	Actual 12/31/05	Actual 9/30/06	Forecast 12/31/06	Forecast 12/31/10
GAAP Equity to					
Total Capitalization Ratio	39%	38%	43%	43%	46%
Adjustments to Debt *(millions of dollars)*					
Less Non-Recourse Debt:					
Transition Bonds	$955	$892	$673	$605	$ -
International	$2,185	$2,166	$2,155	$2,178	$2,514
Adjusted Equity to					
Total Capitalization Ratio	54%	51%	55%	55%	56%

Reconciliation of GAAP Equity Ratios
to Adjusted Equity Ratios

$2,000
$1,600
$1,200
$800
$400
$0
$811
$289
$198
$324
$1,364
$289
$280
$795
$1,551
$289
$281
$981
$1,242
$290
$263
$689
$1,134
$298
$295
$541
$1,149
$310
$349
$490
2005A
2006E
2007E
2008E
2009E
2010E
Supply
PA Delivery
International Delivery

Millions
Capital Expenditures by Segment

3rd Quarter		
	2006	2005	Variance
Supply	$ 0.31	$ 0.34	$ (0.03)
Pennsylvania Delivery	0.09	0.13	(0.04)
International Delivery	0.15	0.09	0.06
Total	$ 0.55	$ 0.56	$ (0.01)

	Year-to-Date		
	2006	2005	Variance
Supply	$ 0.88	$ 0.82	$ 0.06
Pennsylvania Delivery	0.31	0.34	(0.03)
International Delivery	0.57	0.40	0.17
Total	$ 1.76	$ 1.56	$ 0.20

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(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Third Quarter Ongoing Earnings Overview

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Sept. 30, 2006				
Reported earnings	$120	$47	$59	$226
Unusual Items:				
Reversal of cost recovery-Hurricane Isabel		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
	-	14	-	14
Earnings from ongoing operations	$120	$33	$59	$212
Qtr. Ending Sept. 30, 2005				
Reported earnings	$112	$49	$36	$197
Unusual Items:				
Off-site remediation of ash basin leak	(19)			(19)
	(19)	-	-	(19)
Earnings from ongoing operations	$131	$49	$36	$216
Change excluding unusual items	($11)	($16)	$23	($4)

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(Millions of Dollars)
Reconciliation of Third Quarter Reported Earnings
and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Sept. 30, 2006				
Reported earnings	$0.31	$0.12	$0.15	$0.58
Unusual Items:				
Reversal of cost recovery-Hurricane Isabel		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
	-	0.03	-	0.03
Earnings from ongoing operations	$0.31	$0.09	$0.15	$0.55
Qtr. Ending Sept. 30, 2005				
Reported earnings	$0.29	$0.13	$0.09	$0.51
Unusual Items:				
Off-site remediation of ash basin leak	(0.05)			(0.05)
	(0.05)	-	-	(0.05)
Earnings from ongoing operations	$0.34	$0.13	$0.09	$0.56
Change excluding unusual items	($0.03)	($0.04)	$0.06	($0.01)

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(Dollars Per Share)

Reconciliation of Third Quarter Reported Earnings
and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
YTD Ending Sept. 30, 2006				
Reported earnings	$337	$131	$219	$687
Unusual Items:				
Off-site remediation of ash basin leak	6			6
Enron reserve adjustment	11		1	12
Sale of Griffith	(17)			(17)
Synfuels impairment	(6)			(6)
Reversal of cost recovery-Hurricane Isabel		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
	(6)	14	1	9
Earnings from ongoing operations	$343	$117	$218	$678
YTD Ending Sept. 30, 2005				
Reported earnings	$238	$103	$152	$493
Unusual Items:				
PJM billing dispute		(27)		(27)
NorthWestern litigation	(6)			(6)
Sale of Sundance	(47)			(47)
Stock-based compensation adjustment	(3)	(2)		(5)
Off-site remediation of ash basin leak	(19)			(19)
	(75)	(29)	-	(104)
Earnings from ongoing operations	$313	$132	$152	$597
Change excluding unusual items	$30	($15)	$66	$81

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(Millions of Dollars)

Reconciliation of YTD Reported Earnings and
Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
YTD Ending Sept. 30, 2006				
Reported earnings	$0.87	$0.34	$0.57	$1.78
Unusual Items:				
Off-site remediation of ash basin leak	0.02			0.02
Enron reserve adjustment	0.03			0.03
Sale of Griffith	(0.05)			(0.05)
Synfuels impairment	(0.01)			(0.01)
Reversal of cost recovery-Hurricane Isabel		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
	(0.01)	0.03	-	0.02
Earnings from ongoing operations	$0.88	$0.31	$0.57	$1.76
YTD Ending Sept. 30, 2005				
Reported earnings	$0.62	$0.27	$0.40	$1.29
Unusual Items:				
PJM billing dispute		(0.07)		(0.07)
NorthWestern litigation	(0.02)			(0.02)
Sale of Sundance	(0.12)			(0.12)
Stock-based compensation adjustment	(0.01)			(0.01)
Off-site remediation of ash basin leak	(0.05)			(0.05)
	(0.20)	(0.07)	-	(0.27)
Earnings from ongoing operations	$0.82	$0.34	$0.40	$1.56
Change excluding unusual items	$0.06	($0.03)	$0.17	$0.20

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(Dollars per Share)

Reconciliation of YTD Reported Earnings and
Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
12 mos. Ending Sept. 30, 2006				
Reported earnings	$410	$179	$283	$872
Unusual Items:				
Off-site remediation of ash basin leak	(2)			(2)
Conditional asset retirement obligation	(8)			(8)
Enron reserve adjustment	11		1	12
Sale of Griffith	(17)			(17)
Synfuels impairment	(6)			(6)
Reversal of cost recovery-Hurricane Isabel		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
	(22)	14	1	(7)
Earnings from ongoing operations	$432	$165	$282	$879
12 mos. Ending Sept. 30, 2005				
Reported earnings	$345	$128	$197	$670
Unusual Items:				
PJM billing dispute		(27)		(27)
NorthWestern litigation	(6)			(6)
Sale of Sundance	(47)			(47)
Stock-based compensation adjustment	(3)	(2)		(5)
Off-site remediation of ash basin leak	(19)			(19)
	(75)	(29)	-	(104)
Earnings from ongoing operations	$420	$157	$197	$774
Change excluding unusual items	$12	$8	$85	$105

(Millions of Dollars)

Reconciliation of 12 Mos. Ending Reported
Earnings and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
12 mos. Ending Sept. 30, 2006				
Reported earnings	$1.06	$0.47	$0.73	$2.26
Unusual Items:				
Off-site remediation of ash basin leak				
Conditional asset retirement obligation	(0.02)			(0.02)
Enron reserve adjustment	0.03			0.03
Sale of Griffith	(0.05)			(0.05)
Synfuels impairment	(0.01)			(0.01)
Reversal of cost recovery-Hurricane Isabel		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
	(0.05)	0.03	-	(0.02)
Earnings from ongoing operations	$1.11	$0.44	$0.73	$2.28
12 mos. Ending Sept. 30, 2005				
Reported earnings	$0.90	$0.34	$0.51	$1.75
Unusual Items:				
PJM billing dispute		(0.07)		(0.07)
NorthWestern litigation	(0.02)			(0.02)
Sale of Sundance	(0.12)			(0.12)
Stock-based compensation adjustment	(0.01)			(0.01)
Off-site remediation of ash basin leak	(0.05)			(0.05)
	(0.20)	(0.07)	-	(0.27)
Earnings from ongoing operations	$1.10	$0.41	$0.51	$2.02
Change excluding unusual items	$0.01	$0.03	$0.22	$0.26

ppl

(Dollars per Share)

Reconciliation of 12 Mos. Ending Reported
Earnings and Earnings from Ongoing Operations

Forecast				Actual	
	High 2007	Low 2007	High 2006	Low 2006	2005	2004
Per Share Earnings from Ongoing Operations	$2.40	$2.30	$2.30	$2.20	$2.08	$1.87
Unusual items (net of taxes)						
Realization of benefits related to Black Lung Trust assets			0.05	0.05		
Reversal of cost recovery-Hurricane Isabel			(0.02)	(0.02)		
Synfuels impairment			(0.01)	(0.01)		
Sale of Griffith plant			(0.05)	(0.05)		
Enron reserve adjustment			0.03	0.03		
Stock-based compensation adjustment					(0.01)	
Asset retirement obligation					(0.02)	
Off-site remediation of ash basin leak			0.02	0.02	(0.07)	
Sale of Sundance plant					(0.12)	
PJM billing dispute					(0.07)	
NorthWestern litigation					(0.02)	
Sale of CGE						(0.02)
Sale of CEMAR						0.06
Impairment of investment in technology supplier						(0.02)
Reported Earnings Per Share	$2.40	$2.30	$2.32	$2.22	$1.77	$1.89

Note: Per share amounts are based on diluted shares outstanding.

ppl

Reconciliation of PPL’s Reported Earnings and
Earnings from Ongoing Operations

Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	
Subordinated Debt		BBB-	
Senior Unsecured	Baa2	BBB-	BBB
Short-term debt			
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	
Senior Notes	Baa2	BBB	BBB+
Commercial Paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BBB-	
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Bonds	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Insured

Credit Ratings
A-14

Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB-
Commercial Paper		A-3	
Preferred Stock			
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Senior Unsecured Debt	Baa2	BBB-	BBB+
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

Credit Ratings (cont.)
A-15

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, revenues, expenses and pension costs, cash flows, cash from operations, dividends, credit profile, capital expenditures and generating capacity, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:  market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on synthetic fuel operations; synthetic fuel purchases from third parties and the phase-out of synthetic fuel credits; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring;
the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements;
operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses;
significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in
Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business;
any impact of  hurricanes or other severe weather on PPL Corporation’s business, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; the impact of any state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry;
capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange
Commission.

Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations.  Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
“Equity to total capitalization ratio” includes as equity minority interest and preferred stock, as well as all of the components of common equity as presented on the balance sheet. Total capitalization is calculated as equity plus short-term debt plus long-term debt as presented on the balance sheet.
“Adjusted equity to total capitalization ratio” excludes transition bonds issued by PPL Transition Bond Company, LLC, under the Pennsylvania Electricity Generation Customer Choice and Competition Act and
excludes debt of international affiliates, which are non-recourse to PPL. The adjusted equity to total capitalization ratio should not be considered as an alternative to an equity to total capitalization ratio using debt and equity balances as reflected on the balance sheet. PPL believes that this adjusted equity ratio is useful to investors because it provides them with another indicator of credit quality. The adjusted equity to total capitalization ratio focuses primarily on debt that is recourse to PPL, whether the debt is on or off balance sheet. Other companies may present adjusted equity ratios in a different manner.
A-24
Definitions of Financial Measures